CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF

Statistical Supplement

First Quarter 2013

Lincoln Financial Group®

You're in Charge[SM]

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Select Earnings Drivers By Segment	7
Deposits, Net Flows and Account Balances By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Investment Data	13
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	14
Select Liquidity and Ratings Agency Data	15
Select Earnings and Operational Data:
Annuities	16
Retirement Plan Services	17
Life Insurance	18
Group Protection	19
Other Operations and Discontinued Operations	20
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	21
Annuities	22
Retirement Plan Services, Life Insurance and Group Protection	23
Account Value Roll Forwards:
Annuities	24
Retirement Plan Services	25
Life Insurance	26
Select Non-GAAP to GAAP Reconciliations	27

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
Dowling and Partners	Ryan Krueger	860-676-8600
Evercore Partners	Mark Finkelstein	312-445-6440
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: 484-583-1420
Fax: 484-583-3962

Notes
This list is provided for informational purposes only.  Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor.

Lincoln Financial Group
Notes

Computations
The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive EPS, the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans.  In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation.  In these periods, we would also exclude the deferred compensation adjustment.

Return on equity ("ROE") measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI").  Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders' equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares.  We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Definitions
Holding company available liquidity consists of cash and cash equivalents, excluding cash held as collateral, investments maturing in one year or less at origination and receivables under the inter-company cash management program, less payables under the inter-company cash management program, payables from purchases of securities not settled as of the balance sheet date and commercial paper outstanding.

Sales as reported consist of the following:
•	MoneyGuard® (our linked-benefit product) – 15% of single premium deposits;
•
MoneyGuard® (flexible premium option), universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;

•	Term - 100% of first year paid premiums;
•	Annuities - deposits from new and existing customers; and
•	Group Protection - annualized first year premiums from new policies.

Throughout the document, "after-DAC" refers to the associated amortization expense of deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI") and deferred front-end loads ("DFEL") and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities ("gain (loss) on the mark-to-market on certain instruments");
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders reflected within variable annuity net derivative results;
▪
Changes in the fair value of the embedded derivatives of our guaranteed living benefit ("GLB") riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and

▪
Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value ("indexed annuity forward-starting option");

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking") reflected within variable annuity net derivative results;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance because they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated May 1, 2013, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Revenues
Insurance premiums	$589	$630	$606	$637	$654	11.0%
Insurance fees	902	885	990	957	958	6.2%
Net investment income	1,166	1,197	1,146	1,190	1,150	-1.4%
Realized gain (loss):
Other-than-temporary impairment ("OTTI")	(47)	(33)	(32)	(41)	(14)	70.2%
Realized gain (loss), excluding OTTI	(38)	76	102	88	(40)	-42.1%
Total realized gain (loss)	(85)	43	70	47	(54)	36.5%
Amortization of deferred gains on business sold through reinsurance	19	19	19	19	19	0.0%
Other revenues and fees	119	124	123	123	117	-1.7%
Total revenues	2,710	2,898	2,954	2,973	2,844	4.9%

Expenses
Interest credited	625	617	611	615	622	-0.5%
Benefits	853	943	810	937	958	12.3%
Commissions and other expenses	856	828	1,047	951	895	4.6%
Interest and debt expense	68	68	68	70	64	-5.9%
Total expenses	2,402	2,456	2,536	2,573	2,539	5.7%
Income (loss) from continuing operations before taxes	308	442	418	400	305	-1.0%
Federal income tax expense (benefit)	64	121	18	80	66	3.1%
Income (loss) from continuing operations	244	321	400	320	239	-2.0%
Income (loss) from discontinued operations	(1)	-	28	-	-	100.0%
Net income (loss)	243	321	428	320	239	-1.6%
Adjustment for LNC stock units in our deferred compensation plans	-	(4)	-	-	-	NM
Net income (loss) available to common stockholders - diluted	$243	$317	$428	$320	$239	-1.6%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from continuing operations	$0.82	$1.09	$1.41	$1.14	$0.86	4.9%
Income (loss) from discontinued operations	-	-	0.10	-	-	NM
Net income (loss)	$0.82	$1.09	$1.51	$1.14	$0.86	4.9%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
ASSETS
Investments:
Available-for-sale ("AFS") securities:
Corporate bonds	$60,599	$63,914	$66,476	$68,016	$69,274	14.3%
U.S. government bonds	486	517	508	442	432	-11.1%
Foreign government bonds	650	664	661	654	626	-3.7%
Mortgage-backed securities	9,095	8,504	7,863	7,174	6,542	-28.1%
Asset-backed collateralized debt obligations	102	120	147	180	173	69.6%
State and municipal bonds	4,126	4,284	4,338	4,353	4,430	7.4%
Hybrid and redeemable preferred securities	1,196	1,188	1,186	1,217	1,234	3.2%
VIEs' fixed maturity securities	702	705	706	708	708	0.9%
Equity securities	126	154	156	157	148	17.5%
Total AFS securities	77,082	80,050	82,041	82,901	83,567	8.4%
Trading securities	2,650	2,649	2,650	2,554	2,528	-4.6%
Mortgage loans on real estate	6,938	6,804	6,690	7,029	7,057	1.7%
Real estate	113	116	112	65	65	-42.5%
Policy loans	2,842	2,829	2,780	2,766	2,727	-4.0%
Derivative investments	2,244	3,399	3,072	2,652	2,268	1.1%
Other investments	1,043	1,041	1,123	1,098	1,073	2.9%
Total investments	92,912	96,888	98,468	99,065	99,285	6.9%
Cash and invested cash	3,516	5,257	4,373	4,230	3,107	-11.6%
DAC and VOBA	6,880	6,505	5,813	6,667	6,936	0.8%
Premiums and fees receivable	437	388	366	380	440	0.7%
Accrued investment income	1,026	1,021	1,067	1,015	1,078	5.1%
Reinsurance recoverables	6,534	6,601	6,424	6,449	6,489	-0.7%
Funds withheld reinsurance assets	866	863	846	837	798	-7.9%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,486	2,475	2,502	2,580	2,569	3.3%
Separate account assets	91,088	88,839	93,326	95,373	101,366	11.3%
Total assets	$208,018	$211,110	$215,458	$218,869	$224,341	7.8%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$18,784	$19,930	$19,232	$19,780	$19,149	1.9%
Other contract holder funds	70,027	70,422	70,706	72,218	72,760	3.9%
Short-term debt	300	300	200	200	706	135.3%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 15 for details)	1,122	1,122	1,122	1,122	1,122	0.0%
Financial	4,484	4,597	4,372	4,317	3,767	-16.0%
Reinsurance related embedded derivatives	158	185	215	215	199	25.9%
Funds withheld reinsurance liabilities	1,043	999	987	940	926	-11.2%
Deferred gain on business sold through reinsurance	375	356	338	319	301	-19.7%
Payables for collateral on investments	2,875	5,070	4,566	4,181	4,107	42.9%
VIEs' liabilities	149	158	121	92	83	-44.3%
Other liabilities	4,493	5,093	5,153	5,139	4,993	11.1%
Separate account liabilities	91,088	88,839	93,326	95,373	101,366	11.3%
Total liabilities	194,898	197,071	200,338	203,896	209,479	7.5%

Stockholders' Equity
Common stock	7,448	7,310	7,214	7,121	7,043	-5.5%
Retained earnings	3,050	3,350	3,756	4,044	4,238	39.0%
AOCI:
Unrealized gain (loss) on AFS securities	2,934	3,627	4,354	4,066	3,777	28.7%
Unrealized OTTI on AFS securities	(119)	(117)	(99)	(107)	(87)	26.9%
Unrealized gain (loss) on derivative instruments	89	150	177	163	203	128.1%
Foreign currency translation adjustment	(3)	(4)	(3)	(4)	(6)	-100.0%
Funded status of employee benefit plans	(279)	(277)	(279)	(310)	(306)	-9.7%
Total AOCI	2,622	3,379	4,150	3,808	3,581	36.6%
Total stockholders' equity	13,120	14,039	15,120	14,973	14,862	13.3%
Total liabilities and stockholders' equity	$208,018	$211,110	$215,458	$218,869	$224,341	7.8%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Income (Loss)
Income (loss) from operations	$293	$319	$362	$310	$285	-2.7%
Net income (loss)	243	321	428	320	239	-1.6%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$0.99	$1.09	$1.27	$1.10	$1.02	3.0%
Net income (loss)	0.82	1.09	1.51	1.14	0.86	4.9%

Average Stockholders' Equity
Average equity, including AOCI	$13,110	$13,579	$14,580	$15,048	$14,918	13.8%
Average AOCI	2,650	3,000	3,764	3,979	3,695	39.4%
Average equity, excluding AOCI	$10,460	$10,579	$10,816	$11,069	$11,223	7.3%

ROE
Income (loss) from operations	11.2%	12.1%	13.4%	11.2%	10.2%
Net income (loss)	9.3%	12.2%	15.8%	11.6%	8.5%

Per Share
Dividends declared during the period	$0.08	$0.08	$0.08	$0.12	$0.12	50.0%
Book value, including AOCI	45.94	50.26	54.94	55.14	55.33	20.4%
Book value, excluding AOCI	36.76	38.16	39.86	41.11	42.00	14.3%

Shares
Repurchased during the period	6.0	6.5	4.2	3.8	3.4	-44.0%
Average for the period - diluted	295.9	290.0	284.7	281.1	278.6	-5.8%
End-of-period - assuming conversion of preferred	285.6	279.3	275.2	271.6	268.6	-6.0%
End-of-period - diluted	293.0	286.8	282.4	279.1	277.2	-5.4%

Cash Returned to Common Stockholders
Shares repurchased	$150	$150	$100	$92	$100	-33.3%
Common dividends	23	23	22	22	33	43.5%
Total cash returned to common stockholders	$173	$173	$122	$114	$133	-23.1%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Income (Loss) from Operations
Annuities	$137	$158	$139	$162	$159	16.1%
Retirement Plan Services	35	38	29	28	35	0.0%
Life Insurance	139	135	152	147	112	-19.4%
Group Protection	16	27	16	13	14	-12.5%
Other Operations	(34)	(39)	26	(40)	(35)	-2.9%
Income (loss) from operations	$293	$319	$362	$310	$285	-2.7%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$2,960	$3,091	$3,110	$3,053	$2,977	0.6%
Retirement Plan Services	911	1,001	1,031	941	908	-0.3%
Life Insurance	5,655	5,805	5,879	5,919	5,998	6.1%
Group Protection	906	927	955	992	1,036	14.3%
Total segment equity, excluding goodwill	10,432	10,824	10,975	10,905	10,919	4.7%
Other Operations and goodwill	28	(245)	(159)	164	304	NM
Total average equity, excluding AOCI	$10,460	$10,579	$10,816	$11,069	$11,223	7.3%

ROE
Segment ROE, excluding goodwill:
Annuities	18.5%	20.4%	17.9%	21.2%	21.3%
Retirement Plan Services	15.2%	15.1%	11.2%	12.0%	15.5%
Life Insurance	9.9%	9.3%	10.3%	10.0%	7.5%
Group Protection	7.1%	11.6%	6.5%	5.3%	5.6%
Consolidated ROE - income (loss) from operations	11.2%	12.1%	13.4%	11.2%	10.2%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Annuities
Operating revenues	$731	$734	$745	$766	$777	6.3%
Average account values	89,537	89,890	92,323	94,709	99,545	11.2%
Net flows	293	701	396	1,060	885	202.0%

Retirement Plan Services
Operating revenues	$252	$258	$255	$259	$260	3.2%
Average account values	40,834	41,315	42,315	43,385	45,374	11.1%
Net flows	212	194	232	348	344	62.3%

Life Insurance
Operating revenues	$1,227	$1,235	$1,296	$1,297	$1,245	1.5%
Average account values	35,643	36,064	36,355	36,957	37,671	5.7%
Average in-force face amount	579,897	581,015	583,264	587,509	592,304	2.1%
Net flows	741	713	685	1,148	848	14.4%

Group Protection
Operating revenues	$504	$540	$517	$531	$550	9.1%
Non-medical earned premiums	431	441	450	462	475	10.2%

Consolidated
Operating revenues	$2,820	$2,880	$2,914	$2,956	$2,934	4.0%
Average account values	166,014	167,269	170,993	175,051	182,590	10.0%
Net flows	1,246	1,608	1,313	2,556	2,077	66.7%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Deposits
Annuities	$2,480	$2,867	$2,677	$3,539	$3,219	29.8%
Retirement Plan Services	1,511	1,291	1,717	1,861	1,667	10.3%
Life Insurance	1,159	1,137	1,106	1,546	1,240	7.0%
Total deposits	$5,150	$5,295	$5,500	$6,946	$6,126	19.0%

Net Flows
Annuities	$293	$701	$396	$1,060	$885	202.0%
Retirement Plan Services	212	194	232	348	344	62.3%
Life Insurance	741	713	685	1,148	848	14.4%
Total net flows	$1,246	$1,608	$1,313	$2,556	$2,077	66.7%

Account Balances as of End-of-Period
Annuities	$91,668	$90,377	$94,193	$96,514	$101,414	10.6%
Retirement Plan Services	42,020	41,397	43,103	43,931	46,442	10.5%
Life Insurance	36,008	36,121	36,589	37,325	38,018	5.6%
Total account balances	$169,696	$167,895	$173,885	$177,770	$185,874	9.5%

Average Account Balances
Annuities	$89,537	$89,890	$92,323	$94,709	$99,545	11.2%
Retirement Plan Services	40,834	41,315	42,315	43,385	45,374	11.1%
Life Insurance	35,643	36,064	36,355	36,957	37,671	5.7%
Total average account balances	$166,014	$167,269	$170,993	$175,051	$182,590	10.0%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Sales
Annuities:
Variable	$2,185	$2,422	$2,188	$3,019	$2,939	34.5%
Fixed	295	445	489	520	280	-5.1%
Total Annuities	$2,480	$2,867	$2,677	$3,539	$3,219	29.8%

Retirement Plan Services:
Small market	$418	$372	$362	$577	$407	-2.6%
Mid - large market	920	746	1,186	1,123	1,099	19.5%
Multi-Fund® and other variable	173	173	169	161	161	-6.9%
Total Retirement Plan Services	$1,511	$1,291	$1,717	$1,861	$1,667	10.3%

Life Insurance:
UL, excluding MoneyGuard®	$47	$51	$38	$52	$40	-14.9%
MoneyGuard®	41	41	40	47	45	9.8%
VUL	10	12	9	30	23	130.0%
COLI and BOLI	11	11	9	78	26	136.4%
Term	13	13	16	19	16	23.1%
Total Life Insurance	$122	$128	$112	$226	$150	23.0%

Group Protection:
Life	$29	$33	$41	$84	$31	6.9%
Disability	28	38	41	97	31	10.7%
Dental	10	18	15	25	9	-10.0%
Total Group Protection	$67	$89	$97	$206	$71	6.0%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Operating Revenues
Annuities	$731	$734	$745	$766	$777	6.3%
Retirement Plan Services	252	258	255	259	260	3.2%
Life Insurance	1,227	1,235	1,296	1,297	1,245	1.5%
Group Protection	504	540	517	531	550	9.1%
Other Operations	106	113	101	103	102	-3.8%
Total	$2,820	$2,880	$2,914	$2,956	$2,934	4.0%

General and Administrative Expenses, Net of Amounts Capitalized
Annuities	$107	$97	$103	$118	$97	-9.3%
Retirement Plan Services	67	70	73	86	66	-1.5%
Life Insurance	108	102	105	113	98	-9.3%
Group Protection	51	55	57	63	55	7.8%
Other Operations	22	23	24	23	26	18.2%
Total	$355	$347	$362	$403	$342	-3.7%

General and Administrative Expenses, Net of Amounts Capitalized, As a % of Operating Revenues
Annuities	14.6%	13.2%	13.9%	15.4%	12.4%
Retirement Plan Services	26.6%	27.3%	28.7%	33.1%	25.6%
Life Insurance	8.8%	8.3%	8.1%	8.7%	7.9%
Group Protection	10.0%	10.2%	11.0%	11.9%	10.0%
Other Operations	21.3%	19.4%	24.8%	21.1%	25.7%
Total	12.6%	12.0%	12.4%	13.6%	11.7%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Operating Commissions and Other Expenses Incurred
General and administrative expenses	$398	$395	$405	$467	$395	-0.8%
Commissions	450	465	454	551	514	14.2%
Media expenses	16	16	16	17	15	-6.3%
Taxes, licenses and fees	62	55	70	58	67	8.1%
Interest and debt expense	68	68	68	65	64	-5.9%
Expenses associated with reserve financing and unrelated letters of credit	13	13	14	15	16	23.1%
Total operating commissions and other expenses incurred	1,007	1,012	1,027	1,173	1,071	6.4%

Less Amounts Capitalized
General and administrative expenses	(43)	(48)	(43)	(64)	(53)	-23.3%
Commissions	(237)	(261)	(242)	(328)	(280)	-18.1%
Taxes, licenses and fees	(10)	(10)	(8)	(12)	(10)	0.0%
Total amounts capitalized	(290)	(319)	(293)	(404)	(343)	-18.3%
Total expenses incurred, net of amounts capitalized, excluding amortization	717	693	734	769	728	1.5%

Amortization
Amortization of DAC and VOBA	200	204	376	245	227	13.5%
Amortization of intangibles	1	1	1	1	1	0.0%
Total amortization	201	205	377	246	228	13.4%
Total operating commissions and other expenses	$918	$898	$1,111	$1,015	$956	4.1%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Annuities
Investments on reserves, excluding alternative	4.93%	4.86%	4.83%	4.69%	4.66%	(27)
Prepayment and make whole premiums	0.04%	0.07%	0.04%	0.08%	0.09%	5
Alternative investments	0.00%	0.01%	0.00%	0.00%	0.00%	-
Net investment income yield on reserves	4.97%	4.94%	4.87%	4.77%	4.75%	(22)
Interest rate credited to contract holders	3.15%	3.03%	2.94%	2.79%	2.77%	(38)
Interest rate spread	1.82%	1.91%	1.93%	1.98%	1.98%	16

Retirement Plan Services
Investments on reserves, excluding alternative	5.34%	5.28%	5.23%	5.04%	5.02%	(32)
Prepayment and make whole premiums	0.04%	0.02%	0.01%	0.07%	0.10%	6
Alternative investments	0.01%	0.02%	0.00%	0.00%	0.00%	(1)
Net investment income yield on reserves	5.39%	5.32%	5.24%	5.11%	5.12%	(27)
Interest rate credited to contract holders	3.22%	3.22%	3.22%	3.16%	3.14%	(8)
Interest rate spread	2.17%	2.10%	2.02%	1.95%	1.98%	(19)

Life Insurance
Attributable to interest-sensitive products:
Investments on reserves, excluding alternative	5.77%	5.75%	5.60%	5.60%	5.53%	(24)
Prepayment and make whole premiums	0.02%	0.07%	0.02%	0.13%	0.03%	1
Alternative investments	0.17%	0.15%	0.03%	0.29%	0.00%	(17)
Net investment income yield on reserves	5.96%	5.97%	5.65%	6.02%	5.56%	(40)
Interest rate credited to contract holders	3.97%	3.93%	3.94%	3.99%	3.98%	1
Interest rate spread	1.99%	2.04%	1.71%	2.03%	1.58%	(41)

Attributable to traditional products:
Investments on reserves, excluding alternative	5.73%	5.79%	5.67%	5.56%	5.58%	(15)
Prepayment and make whole premiums	0.00%	0.04%	0.00%	0.47%	0.05%	5
Alternative investments	0.01%	0.02%	0.00%	0.00%	0.00%	(1)
Net investment income yield on reserves	5.74%	5.85%	5.67%	6.03%	5.63%	(11)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 3/31/12		As of 12/31/12		As of 3/31/13
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$60,599	76.0%	$68,016	79.6%	$69,274	80.5%
U.S. government bonds	486	0.6%	442	0.5%	432	0.5%
Foreign government bonds	650	0.8%	654	0.8%	626	0.7%
Mortgage-backed securities	9,095	11.4%	7,174	8.4%	6,542	7.6%
Asset-backed collateralized debt obligations	102	0.1%	180	0.2%	173	0.2%
State and municipal bonds	4,126	5.2%	4,353	5.1%	4,430	5.1%
Hybrid and redeemable preferred securities	1,196	1.5%	1,217	1.4%	1,234	1.4%
VIEs' fixed maturity securities	702	0.9%	708	0.8%	708	0.8%
Equity securities	126	0.2%	157	0.2%	148	0.2%
Total AFS securities	77,082	96.7%	82,901	97.0%	83,567	97.1%
Trading securities	2,650	3.3%	2,554	3.0%	2,528	2.9%
Total AFS and trading securities	$79,732	100.0%	$85,455	100.0%	$86,095	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$72,859	99.8%	$75,520	99.8%	$76,883	99.8%
Equity securities	115	0.2%	139	0.2%	131	0.2%
Total AFS and trading securities	$72,974	100.0%	$75,659	100.0%	$77,014	100.0%

% of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		94.3%		94.5%		94.7%
Below investment grade		5.7%		5.5%		5.3%

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Net Investment Income	$1,166	$1,197	$1,146	$1,190	$1,150	-1.4%

Average Invested Assets, at Amortized Cost	83,883	84,958	85,802	86,498	87,690	4.5%

Net Investment Income Yield	5.56%	5.64%	5.34%	5.50%	5.25%	(31)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$27	$25	$31	$30	$37	37.0%
Total excluded realized gain (loss)	(112)	18	39	17	(91)	18.8%
Total realized gain (loss), pre-tax	$(85)	$43	$70	$47	$(54)	36.5%

Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax
Realized gain (loss) related to investments	$6	$(45)	$3	$(2)	$(4)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking for GLB reserves hedged	19	(38)	99	18	1	-94.7%
GLB non-performance risk component	(85)	86	(61)	(5)	(35)	58.8%
Total variable annuity net derivative results	(66)	48	38	13	(34)	48.5%
Indexed annuity forward-starting option	10	(1)	(6)	2	(8)	NM
Excluded realized gain (loss) net of benefit ratio unlocking, after-tax	$(50)	$2	$35	$13	$(46)	8.0%

Components of Realized Gain (Loss) Related to Investments, After-Tax
OTTI	$(31)	$(21)	$(21)	$(27)	$(9)	70.2%
Other realized gain (loss) related to certain investments	(1)	(12)	(14)	2	(1)	37.9%
Gain (loss) on the mark-to-market on certain instruments	38	(12)	38	23	6	-84.2%
Total realized gain (loss) related to investments, after-tax	$6	$(45)	$3	$(2)	$(4)	NM

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Leverage Ratio
Short-term debt	$300	$300	$200	$200	$706	135.3%
Long-term debt	5,606	5,719	5,494	5,439	4,889	-12.8%
Total debt	5,906	6,019	5,694	5,639	5,595	-5.3%
Less:
Long-term operating debt (1)	1,122	1,122	1,122	1,122	1,122	0.0%
75% of capital securities	908	908	908	908	908	0.0%
Carrying value of fair value hedges	234	330	307	269	227	-3.0%
Total numerator	$3,642	$3,659	$3,357	$3,340	$3,338	-8.3%

Stockholders' equity, excluding AOCI	$10,498	$10,660	$10,970	$11,165	$11,281	7.5%
Total debt	5,906	6,019	5,694	5,639	5,595	-5.3%
Total denominator	$16,404	$16,679	$16,664	$16,804	$16,876	2.9%

Leverage ratio	22.2%	21.9%	20.1%	19.9%	19.8%

Holding Company Available Liquidity	$833	$802	$618	$706	$647	-22.3%

			Ratings as of May 1, 2013
						Standard
			A.M. Best	Fitch	Moody's	& Poor's
Senior Debt Ratings			a-	BBB+	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A2	AA-
First Penn-Pacific Life Insurance Company			A	A+	A2	A-
Lincoln Life & Annuity Company of New York			A+	A+	A2	AA-

(1)
We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$17	$18	$29	$34	$33	94.1%
Insurance fees	325	323	332	351	369	13.5%
Net investment income	272	279	268	263	257	-5.5%
Operating realized gain (loss)	27	25	30	31	31	14.8%
Other revenues and fees	90	89	86	87	87	-3.3%
Total operating revenues	731	734	745	766	777	6.3%
Operating expenses:
Interest credited	171	163	146	153	153	-10.5%
Benefits	45	49	131	55	65	44.4%
Commissions incurred	183	202	203	245	229	25.1%
Other expenses incurred	196	187	190	212	194	-1.0%
Amounts capitalized	(124)	(149)	(138)	(182)	(163)	-31.5%
Amortization	98	86	40	97	105	7.1%
Total operating expenses	569	538	572	580	583	2.5%
Income (loss) from operations before taxes	162	196	173	186	194	19.8%
Federal income tax expense (benefit)	25	38	34	24	35	40.0%
Income (loss) from operations	$137	$158	$139	$162	$159	16.1%

Effective Federal Income Tax Rate	15.4%	19.7%	19.6%	12.7%	18.0%

Average Equity, Excluding Goodwill and AOCI	$2,960	$3,091	$3,110	$3,053	$2,977	0.6%

ROE, Excluding Goodwill	18.5%	20.4%	17.9%	21.2%	21.3%

Return on Average Account Values	61	70	60	68	64	3

Account Values
Separate account values:
Average	$69,003	$69,222	$71,535	$73,804	$78,489	13.7%
End-of-period	71,059	69,615	73,401	75,501	80,312	13.0%
General account values:
Average	20,534	20,668	20,788	20,905	21,056	2.5%
End-of-period	20,609	20,762	20,792	21,013	21,102	2.4%

Lincoln Financial Group
Retirement Plan Services - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance fees	$52	$53	$53	$54	$56	7.7%
Net investment income	197	202	199	201	202	2.5%
Other revenues and fees	3	3	3	4	2	-33.3%
Total operating revenues	252	258	255	259	260	3.2%
Operating expenses:
Interest credited	111	112	114	115	117	5.4%
Commissions incurred	18	17	17	19	18	0.0%
Other expenses incurred	76	78	81	93	77	1.3%
Amounts capitalized	(10)	(9)	(9)	(10)	(9)	10.0%
Amortization	10	10	13	10	9	-10.0%
Total operating expenses	205	208	216	227	212	3.4%
Income (loss) from operations before taxes	47	50	39	32	48	2.1%
Federal income tax expense (benefit)	12	12	10	4	13	8.3%
Income (loss) from operations	$35	$38	$29	$28	$35	0.0%

Effective Federal Income Tax Rate	25.9%	23.8%	26.0%	13.0%	27.2%

Average Equity, Excluding Goodwill and AOCI	$911	$1,001	$1,031	$941	$908	-0.3%

ROE, Excluding Goodwill	15.2%	15.1%	11.2%	12.0%	15.5%

Return on Average Account Values	34	37	27	26	31	(3)

Account Values
Separate account values:
Average	$13,589	$13,373	$13,558	$13,536	$13,970	2.8%
End-of-period	13,959	13,338	13,788	13,466	14,233	2.0%
Mutual fund account values:
Average	13,522	14,039	14,631	15,404	16,595	22.7%
End-of-period	14,241	14,056	15,073	15,747	17,313	21.6%
General account values:
Average	13,723	13,903	14,126	14,445	14,809	7.9%
End-of-period	13,820	14,003	14,242	14,718	14,896	7.8%

Lincoln Financial Group
Life Insurance - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$109	$114	$103	$116	$113	3.7%
Insurance fees	524	510	605	551	533	1.7%
Net investment income	588	606	578	624	585	-0.5%
Operating realized gain (loss)	-	(1)	1	(1)	6	NM
Other revenues and fees	6	6	9	7	8	33.3%
Total operating revenues	1,227	1,235	1,296	1,297	1,245	1.5%
Operating expenses:
Interest credited	312	312	320	316	324	3.8%
Benefits	469	474	295	486	505	7.7%
Commissions incurred	130	126	115	161	139	6.9%
Other expenses incurred	174	168	168	178	169	-2.9%
Amounts capitalized	(145)	(143)	(131)	(181)	(157)	-8.3%
Amortization	80	97	313	124	98	22.5%
Total operating expenses	1,020	1,034	1,080	1,084	1,078	5.7%
Income (loss) from operations before taxes	207	201	216	213	167	-19.3%
Federal income tax expense (benefit)	68	66	64	66	55	-19.1%
Income (loss) from operations	$139	$135	$152	$147	$112	-19.4%

Effective Federal Income Tax Rate	32.9%	32.7%	29.7%	30.8%	32.9%

Average Equity, Excluding Goodwill and AOCI	$5,655	$5,805	$5,879	$5,919	$5,998	6.1%

ROE, Excluding Goodwill	9.9%	9.3%	10.3%	10.0%	7.5%

Average Account Values	$35,643	$36,064	$36,355	$36,957	$37,671	5.7%

In-Force Face Amount
UL and other	$307,957	$308,763	$308,470	$311,235	$311,588	1.2%
Term insurance	272,006	273,305	275,992	279,322	282,463	3.8%
Total in-force face amount	$579,963	$582,068	$584,462	$590,557	$594,051	2.4%

Lincoln Financial Group
Group Protection - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$463	$495	$473	$487	$508	9.7%
Net investment income	38	42	41	41	39	2.6%
Other revenues and fees	3	3	3	3	3	0.0%
Total operating revenues	504	540	517	531	550	9.1%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%
Benefits	350	368	360	367	384	9.7%
Commissions incurred	54	53	55	61	63	16.7%
Other expenses incurred	73	82	82	99	80	9.6%
Amounts capitalized	(11)	(17)	(15)	(31)	(15)	-36.4%
Amortization	12	11	10	14	15	25.0%
Total operating expenses	479	498	493	511	528	10.2%
Income (loss) from operations before taxes	25	42	24	20	22	-12.0%
Federal income tax expense (benefit)	9	15	8	7	8	-11.1%
Income (loss) from operations	$16	$27	$16	$13	$14	-12.5%

Effective Federal Income Tax Rate	35.0%	35.6%	34.2%	34.9%	35.0%

Average Equity, Excluding Goodwill and AOCI	$906	$927	$955	$992	$1,036	14.3%

ROE, Excluding Goodwill	7.1%	11.6%	6.5%	5.3%	5.6%

Loss Ratios by Product Line
Life	78.2%	75.0%	76.8%	72.3%	80.1%
Disability	70.1%	69.6%	76.3%	77.9%	69.1%
Dental	82.1%	76.5%	69.0%	70.8%	77.4%
Total non-medical	74.9%	72.7%	75.7%	74.7%	74.8%
Medical	87.6%	89.7%	85.4%	86.7%	89.3%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$3	$-	$-	$-	NM
Net investment income	70	68	61	61	66	-5.7%
Amortization of deferred gain on business sold through reinsurance	18	18	18	18	18	0.0%
Media revenues	17	21	21	21	17	0.0%
Other revenues and fees	1	3	1	3	1	0.0%
Total operating revenues	106	113	101	103	102	-3.8%
Operating expenses:
Interest credited	31	30	30	32	27	-12.9%
Benefits	28	35	43	32	27	-3.6%
Media expenses	16	16	16	17	15	-6.3%
Commissions and other expenses	20	15	33	24	25	25.0%
Interest and debt expenses	68	68	68	65	64	-5.9%
Total operating expenses	163	164	190	170	158	-3.1%
Income (loss) from operations before taxes	(57)	(51)	(89)	(67)	(56)	1.8%
Federal income tax expense (benefit)	(23)	(12)	(115)	(27)	(21)	8.7%
Income (loss) from operations	$(34)	$(39)	$26	$(40)	$(35)	-2.9%

Discontinued Operations
Gain (loss) on disposal before taxes	$(1)	$-	$-	$-	$-	100.0%
Federal income tax expense (benefit)	-	-	(28)	-	-	NM
Gain (loss) on disposal	$(1)	$-	$28	$-	$-	100.0%

Lincoln Financial Group
Consolidated - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
DAC and VOBA
Balance as of beginning-of-period	$6,776	$6,880	$6,505	$5,813	$6,667	-1.6%
Business sold through reinsurance	-	-	2	-	-	NM
Deferrals	290	319	293	404	343	18.3%
Operating amortization	(200)	(204)	(376)	(245)	(227)	-13.5%
Deferrals, net of operating amortization	90	115	(83)	159	116	28.9%
Amortization associated with benefit ratio unlocking	(5)	2	(2)	-	(2)	60.0%
Adjustment related to realized (gains) losses	19	(34)	(30)	(16)	4	-78.9%
Adjustment related to unrealized (gains) losses	-	(458)	(579)	711	151	NM
Balance as of end-of-period	$6,880	$6,505	$5,813	$6,667	$6,936	0.8%

DSI
Balance as of beginning-of-period	$271	$268	$260	$252	$253	-6.6%
Deferrals	9	10	11	9	3	-66.7%
Operating amortization	(12)	(10)	3	(12)	(12)	0.0%
Deferrals, net of operating amortization	(3)	-	14	(3)	(9)	NM
Amortization associated with benefit ratio unlocking	(1)	-	-	-	-	100.0%
Adjustment related to realized (gains) losses	2	(4)	(4)	(3)	-	-100.0%
Adjustment related to unrealized (gains) losses	(1)	(4)	(18)	7	5	NM
Balance as of end-of-period	$268	$260	$252	$253	$249	-7.1%

DFEL
Balance as of beginning-of-period	$1,369	$1,404	$1,261	$1,001	$1,373	0.3%
Deferrals	90	88	78	92	83	-7.8%
Operating amortization	(50)	(42)	(130)	(61)	(55)	-10.0%
Deferrals, net of operating amortization	40	46	(52)	31	28	-30.0%
Amortization associated with benefit ratio unlocking	(1)	-	(1)	-	-	100.0%
Adjustment related to realized (gains) losses	5	(6)	(12)	(4)	1	-80.0%
Adjustment related to unrealized (gains) losses	(9)	(183)	(195)	345	(51)	NM
Balance as of end-of-period	$1,404	$1,261	$1,001	$1,373	$1,351	-3.8%

Lincoln Financial Group
Annuities - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
DAC and VOBA
Balance as of beginning-of-period	$1,912	$1,965	$1,940	$1,910	$2,092	9.4%
Deferrals	125	149	138	182	164	31.2%
Operating amortization	(98)	(86)	(40)	(97)	(105)	-7.1%
Deferrals, net of operating amortization	27	63	98	85	59	118.5%
Amortization associated with benefit ratio unlocking	(4)	2	(2)	-	(2)	50.0%
Adjustment related to realized (gains) losses	17	(34)	(32)	(15)	8	-52.9%
Adjustment related to unrealized (gains) losses	13	(56)	(94)	112	39	200.0%
Balance as of end-of-period	$1,965	$1,940	$1,910	$2,092	$2,196	11.8%

DSI
Balance as of beginning-of-period	$269	$267	$258	$250	$249	-7.4%
Deferrals	9	10	11	7	2	-77.8%
Operating amortization	(12)	(10)	3	(12)	(11)	8.3%
Deferrals, net of operating amortization	(3)	-	14	(5)	(9)	NM
Amortization associated with benefit ratio unlocking	(1)	-	-	-	-	100.0%
Adjustment related to realized (gains) losses	3	(4)	(4)	(3)	-	-100.0%
Adjustment related to unrealized (gains) losses	(1)	(5)	(18)	7	6	NM
Balance as of end-of-period	$267	$258	$250	$249	$246	-7.9%

DFEL
Balance as of beginning-of-period	$263	$267	$265	$258	$258	-1.9%
Deferrals	6	7	5	6	5	-16.7%
Operating amortization	(5)	(3)	2	(5)	(5)	0.0%
Deferrals, net of operating amortization	1	4	7	1	-	-100.0%
Amortization associated with benefit ratio unlocking	(1)	-	(1)	-	-	100.0%
Adjustment related to realized (gains) losses	5	(6)	(12)	(4)	2	-60.0%
Adjustment related to unrealized (gains) losses	(1)	-	(1)	3	1	200.0%
Balance as of end-of-period	$267	$265	$258	$258	$261	-2.2%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection - DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
DAC and VOBA - Retirement Plan Services
Balance as of beginning-of-period	$183	$165	$145	$108	$102	-44.3%
Deferrals	10	9	9	10	9	-10.0%
Operating amortization	(10)	(10)	(13)	(10)	(9)	10.0%
Deferrals, net of operating amortization	-	(1)	(4)	-	-	NM
Adjustment related to unrealized (gains) losses	(18)	(19)	(33)	(6)	(33)	-83.3%
Balance as of end-of-period	$165	$145	$108	$102	$69	-58.2%

DAC and VOBA - Life Insurance
Balance as of beginning-of-period	$4,516	$4,586	$4,251	$3,620	$4,281	-5.2%
Business sold through reinsurance	-	-	2	-	-	NM
Deferrals	145	143	131	182	157	8.3%
Operating amortization	(80)	(97)	(313)	(124)	(98)	-22.5%
Deferrals, net of operating amortization	65	46	(182)	58	59	-9.2%
Adjustment related to realized (gains) losses	1	(1)	1	(1)	(4)	NM
Adjustment related to unrealized (gains) losses	4	(380)	(452)	604	144	NM
Balance as of end-of-period	$4,586	$4,251	$3,620	$4,281	$4,480	-2.3%

DFEL - Life Insurance
Balance as of beginning-of-period	$1,106	$1,136	$997	$742	$1,115	0.8%
Deferrals	83	82	73	87	77	-7.2%
Operating amortization	(45)	(39)	(132)	(57)	(49)	-8.9%
Deferrals, net of operating amortization	38	43	(59)	30	28	-26.3%
Adjustment related to realized (gains) losses	-	-	-	-	(1)	NM
Adjustment related to unrealized (gains) losses	(8)	(182)	(196)	343	(52)	NM
Balance as of end-of-period	$1,136	$997	$742	$1,115	$1,090	-4.0%

DAC and VOBA - Group Protection
Balance as of beginning-of-period	$165	$164	$170	$175	$192	16.4%
Deferrals	11	17	15	31	15	36.4%
Operating amortization	(12)	(11)	(10)	(14)	(15)	-25.0%
Deferrals, net of operating amortization	(1)	6	5	17	-	100.0%
Balance as of end-of-period	$164	$170	$175	$192	$192	17.1%

Lincoln Financial Group
Annuities - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Fixed Annuities
Balance as of beginning-of-period	$18,106	$18,186	$18,273	$18,347	$18,438	1.8%
Gross deposits	295	445	489	520	280	-5.1%
Withdrawals and deaths	(465)	(477)	(599)	(571)	(435)	6.5%
Net flows	(170)	(32)	(110)	(51)	(155)	8.8%
Reinvested interest credited	241	110	173	135	254	5.4%
Sales inducements deferred	9	9	11	7	2	-77.8%
Balance as of end-of-period, gross	18,186	18,273	18,347	18,438	18,539	1.9%
Reinsurance ceded	(883)	(871)	(849)	(830)	(811)	8.2%
Balance as of end-of-period, net	$17,303	$17,402	$17,498	$17,608	$17,728	2.5%

Variable Annuities
Balance as of beginning-of-period	$68,330	$74,366	$72,976	$76,696	$78,906	15.5%
Gross deposits	2,185	2,422	2,188	3,019	2,939	34.5%
Withdrawals and deaths	(1,722)	(1,689)	(1,682)	(1,908)	(1,899)	-10.3%
Net flows	463	733	506	1,111	1,040	124.6%
Change in market value and reinvestment	5,573	(2,123)	3,214	1,099	3,741	-32.9%
Balance as of end-of-period, gross	74,366	72,976	76,696	78,906	83,687	12.5%
Reinsurance ceded	(1)	(1)	(1)	-	(1)	0.0%
Balance as of end-of-period, net	$74,365	$72,975	$76,695	$78,906	$83,686	12.5%

Total
Balance as of beginning-of-period	$86,436	$92,552	$91,249	$95,043	$97,344	12.6%
Gross deposits	2,480	2,867	2,677	3,539	3,219	29.8%
Withdrawals and deaths	(2,187)	(2,166)	(2,281)	(2,479)	(2,334)	-6.7%
Net flows	293	701	396	1,060	885	202.0%
Change in market value and reinvestment	5,814	(2,013)	3,387	1,234	3,995	-31.3%
Sales inducements deferred	9	9	11	7	2	-77.8%
Balance as of end-of-period, gross	92,552	91,249	95,043	97,344	102,226	10.5%
Reinsurance ceded	(884)	(872)	(850)	(830)	(812)	8.1%
Balance as of end-of-period, net	$91,668	$90,377	$94,193	$96,514	$101,414	10.6%

Lincoln Financial Group
Retirement Plan Services - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Small Market
Balance as of beginning-of-period	$6,167	$6,641	$6,470	$6,766	$7,001	13.5%
Gross deposits	418	372	362	577	407	-2.6%
Withdrawals and deaths	(412)	(368)	(330)	(405)	(409)	0.7%
Net flows	6	4	32	172	(2)	NM
Transfers between fixed and variable accounts	(11)	-	(5)	(22)	(14)	-27.3%
Change in market value and reinvestment	479	(175)	269	85	388	-19.0%
Balance as of end-of-period	$6,641	$6,470	$6,766	$7,001	$7,373	11.0%

Mid - Large Market
Balance as of beginning-of-period	$17,435	$19,199	$19,139	$20,293	$21,050	20.7%
Gross deposits	920	746	1,186	1,123	1,099	19.5%
Withdrawals and deaths	(505)	(395)	(798)	(633)	(532)	-5.3%
Net flows	415	351	388	490	567	36.6%
Transfers between fixed and variable accounts	(2)	(5)	(17)	(12)	13	NM
Change in market value and reinvestment	1,351	(406)	783	279	1,146	-15.2%
Balance as of end-of-period	$19,199	$19,139	$20,293	$21,050	$22,776	18.6%

Multi-Fund® and Other
Balance as of beginning-of-period	$15,531	$16,180	$15,788	$16,044	$15,880	2.2%
Gross deposits	173	173	169	161	161	-6.9%
Withdrawals and deaths	(382)	(334)	(357)	(475)	(382)	0.0%
Net flows	(209)	(161)	(188)	(314)	(221)	-5.7%
Change in market value and reinvestment	858	(231)	444	150	634	-26.1%
Balance as of end-of-period	$16,180	$15,788	$16,044	$15,880	$16,293	0.7%

Total
Balance as of beginning-of-period	$39,133	$42,020	$41,397	$43,103	$43,931	12.3%
Gross deposits	1,511	1,291	1,717	1,861	1,667	10.3%
Withdrawals and deaths	(1,299)	(1,097)	(1,485)	(1,513)	(1,323)	-1.8%
Net flows	212	194	232	348	344	62.3%
Transfers between fixed and variable accounts	(13)	(5)	(22)	(34)	(1)	92.3%
Change in market value and reinvestment	2,688	(812)	1,496	514	2,168	-19.3%
Balance as of end-of-period	$42,020	$41,397	$43,103	$43,931	$46,442	10.5%

Lincoln Financial Group
Life Insurance - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$31,219	$31,494	$31,750	$31,986	$32,432	3.9%
Deposits	991	990	971	1,132	998	0.7%
Withdrawals and deaths	(317)	(331)	(337)	(267)	(187)	41.0%
Net flows	674	659	634	865	811	20.3%
Contract holder assessments	(710)	(712)	(712)	(737)	(743)	-4.6%
Reinvested interest credited	311	309	314	318	317	1.9%
Balance as of end-of-period, gross	31,494	31,750	31,986	32,432	32,817	4.2%
Reinsurance ceded	(862)	(859)	(847)	(838)	(831)	3.6%
Balance as of end-of-period, net	$30,632	$30,891	$31,139	$31,594	$31,986	4.4%

VUL
Balance as of beginning-of-period	$5,687	$6,202	$6,005	$6,262	$6,523	14.7%
Deposits	168	147	135	414	242	44.0%
Withdrawals and deaths	(101)	(93)	(84)	(131)	(205)	NM
Net flows	67	54	51	283	37	-44.8%
Contract holder assessments	(95)	(88)	(104)	(126)	(85)	10.5%
Change in market value and reinvestment	543	(163)	310	104	384	-29.3%
Balance as of end-of-period, gross	6,202	6,005	6,262	6,523	6,859	10.6%
Reinsurance ceded	(826)	(775)	(812)	(792)	(827)	-0.1%
Balance as of end-of-period, net	$5,376	$5,230	$5,450	$5,731	$6,032	12.2%

Total
Balance as of beginning-of-period	$36,906	$37,696	$37,755	$38,248	$38,955	5.6%
Deposits	1,159	1,137	1,106	1,546	1,240	7.0%
Withdrawals and deaths	(418)	(424)	(421)	(398)	(392)	6.2%
Net flows	741	713	685	1,148	848	14.4%
Contract holder assessments	(805)	(800)	(816)	(863)	(828)	-2.9%
Change in market value and reinvestment	854	146	624	422	701	-17.9%
Balance as of end-of-period, gross	37,696	37,755	38,248	38,955	39,676	5.3%
Reinsurance ceded	(1,688)	(1,634)	(1,659)	(1,630)	(1,658)	1.8%
Balance as of end-of-period, net	$36,008	$36,121	$36,589	$37,325	$38,018	5.6%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	Change
Revenues
Operating revenues	$2,820	$2,880	$2,914	$2,956	$2,934	4.0%
Excluded realized gain (loss)	(112)	18	39	17	(91)	18.8%
Amortization of DFEL on benefit ratio unlocking	1	(1)	-	(1)	-	-100.0%
Amortization of deferred gains arising from reserve changes on business sold through reinsurance	1	1	1	1	1	0.0%
Total revenues	$2,710	$2,898	$2,954	$2,973	$2,844	4.9%

Excluded Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(73)	$12	$25	$11	$(60)	17.8%
Benefit ratio unlocking	23	(10)	10	2	14	-39.1%
Net gain (loss), after-tax	$(50)	$2	$35	$13	$(46)	8.0%

Net Income
Income (loss) from operations	$293	$319	$362	$310	$285	-2.7%
Excluded realized gain (loss)	(73)	12	25	11	(60)	17.8%
Benefit ratio unlocking	23	(10)	10	2	14	-39.1%
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance	1	-	1	-	-	-100.0%
Gain (loss) on early extinguishment of debt	-	-	-	(3)	-	NM
Impairment of intangibles	-	-	2	-	-	NM
Income (loss) from discontinued operations	(1)	-	28	-	-	100.0%
Net income (loss)	$243	$321	$428	$320	$239	-1.6%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations	$0.99	$1.09	$1.27	$1.10	$1.02	3.0%
Excluded realized gain (loss)	(0.25)	0.03	0.09	0.04	(0.21)	16.0%
Benefit ratio unlocking	0.08	(0.03)	0.04	0.01	0.05	-37.5%
Gain (loss) on early extinguishment of debt	-	-	-	(0.01)	-	NM
Impairment of intangibles	-	-	0.01	-	-	NM
Income (loss) from discontinued operations	-	-	0.10	-	-	NM
Net income (loss)	$0.82	$1.09	$1.51	$1.14	$0.86	4.9%